UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 7, 2006

SAXON ASSET SECURITIES COMPANY (as Depositor under the Pooling and Servicing Agreement, dated as of May 1, 2006, providing for the issuance of Mortgage Loan Asset Backed Certificates, Series 2006-2)

         Saxon Asset Securities Company

(Exact Name of Registrant as Specified in its Charter)

Virginia	333-131712	52-1865887
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4860 Cox Road Glen Allen, Virginia	23060
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (804) 967-7400

                            No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

McKee Nelson LLP has been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-131712) in connection with various transactions.  Legal opinions by McKee Nelson LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

  5.1

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

  8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAXON ASSET SECURITIES COMPANY

By:         /s/ Ernest G.Bretana

       Name: Ernest G. Bretana

       Title:   Vice President

Dated:   June 7, 2006

EXHIBIT INDEX

Exhibit No.

Description

  5.1

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

  8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit  5.1).

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1).

June 7, 2006

Saxon Asset Securities Company

4860 Cox Road

Glen Allen, Virginia 23060

Re:

Saxon Asset Securities Company,

Registration Statement on Form S-3

Ladies and Gentlemen:

We have acted as special counsel for Saxon Asset Securities Company, a Virginia corporation (the “Company”), in connection with the offering of the Company’s Saxon Asset Securities Trust 2006-2 Mortgage Loan Asset Backed Certificates, Series 2006-2 (the “Certificates”).  A Registration Statement of the Company on Form S-3 relating to the Certificates (Commission File No. 333-131712) has been filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”) and was declared effective on April 4, 2006.  As set forth in the prospectus dated April 26, 2006, as supplemented by a prospectus supplement dated June 5, 2006 (the “Base Prospectus” and the “Prospectus Supplement,” respectively), the Certificates will be issued under and pursuant to the conditions of a pooling and servicing agreement dated as of May 1, 2006 (the “Pooling and Servicing Agreement”), by and among the Company, as depositor, Saxon Mortgage, Inc., as master servicer (in such capacity, the “Master Servicer”), Saxon Mortgage Servicing, Inc., as servicer (the “Servicer”), and Deutsche Bank National Trust Company, as trustee (the “Trustee”).

We have examined forms of the Pooling and Servicing Agreement, the Certificates, the Base Prospectus, the Prospectus Supplement, and originals or copies, certified or otherwise identified to our satisfaction, of such instruments, certificates, records and other documents, and have made such examination of law, as we have deemed necessary or appropriate for the purpose of this opinion.  In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies or by facsimile or other means of electronic transmission, and the authenticity of the originals of such latter documents.  As to facts relevant to the opinions expressed herein and the other statements made herein, we have relied, to the extent we have deemed appropriate, upon certificates and oral or written statements and representations of officers and other representatives of the Company and others.

Based upon the foregoing, we are of the opinion that:

(i)

When the Pooling and Servicing Agreement has been duly and validly authorized by all necessary action on the part of the Company and duly executed and delivered by the Company, the Servicer, the Master Servicer, the Trustee and any other party thereto, the Pooling and Servicing Agreement will constitute a legal, valid and binding agreement of the Company, enforceable against it in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting creditors’ rights generally and to general equitable principles (regardless of whether considered in a proceeding in equity or at law), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, and with respect to the rights of indemnity or contribution, as may be limited by public policy considerations;

(ii)

When the issuance and sale of the Certificates have been duly authorized by all corporate action on the part of the Company and, when duly and validly executed and authenticated in accordance with the terms of the Pooling and Servicing Agreement and delivered against payment therefor pursuant to the underwriting agreement dated May 23, 2006, among the Company, Saxon Mortgage, Inc. and Credit Suisse Securities (USA) LLC, the Certificates will be duly and validly issued and outstanding, and entitled to the benefits of the Pooling and Servicing Agreement;

(iii)

Under existing law, assuming compliance with all provisions of the Pooling and Servicing Agreement, each segregated pool of assets for which the Pooling and Servicing Agreement directs that a REMIC election be made will qualify as a REMIC within the meaning of Section 860D of the Internal Revenue Code of 1986, as amended (the “Code”); each of the Basis Risk Reserve Fund, Cap Agreement Reserve Fund, and the Supplemental Interest Trust will be an outside reserve fund, within the meaning of Treasury Regulation §1.860G-2(H), that is beneficially owned by the beneficial owner of the Class C Certificates; each Class of Certificates (other than the Class R Certificates) will represent beneficial ownership of regular interests in a REMIC for purposes of Code Section 860G(A)(1), and each Class of Offered Certificates will represent a beneficial interest in the right to receive payments with respect to the Cap Carryover Amounts; the rights of the beneficial owners of the Offered Certificates to receive payments from the Basis Risk Reserve Fund, the Supplemental Interest Trust  or the Cap Agreement Reserve Fund will represent interests in an interest rate cap contract for federal income tax purposes; and the Class R Certificates will represent beneficial ownership of the sole class of residual interest in each of the REMICs formed pursuant to the Pooling and Servicing Agreement for purposes of Section 860G(A)(2) of the Code; and

(iv)

The statements contained under the caption “Material Federal Income Tax Consequences” in the Base Prospectus and “Federal Income Tax Consequences” in the Prospectus Supplement, insofar as such statements constitute conclusions of law, are true and correct in all material respects as set forth therein.

In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the federal laws of the United States of America and the laws of the State of New York.

We hereby consent to the filing of this letter and to the references to this firm under the headings “Legal Matters” and “Material Federal Income Tax Consequences” in the Base Prospectus and “Federal Income Tax Consequences” in the Prospectus Supplement, without implying or admitting that we are “experts” within the meaning of the Securities Act or the rules and regulations of the Commission issued thereunder, with respect to any part of the Base Prospectus or the Prospectus Supplement.

Very truly yours,

/s/ McKee Nelson LLP

McKee Nelson LLP